SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Administrator Class	0.80% 1.55% 0.60%	February 28, 2014 February 28, 2014 February 28, 2014
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.49%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	1.60% 2.35% 1.40% 1.25% 1.65%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.87% 1.62% 1.62% 1.12% 0.64%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.15% 1.90% 1.90% 0.95% 0.70% 1.20%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 1.95% 1.15% 0.90% 1.25%	January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.80% 1.55% 0.60%	October 31, 2012 October 31, 2012 October 31, 2012
California Tax-Free Fund Class A Class B Class C Administrator Class	0.75% 1.50% 1.50% 0.55%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 0.94% 0.70% 1.27%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.26% 2.01% 2.01% 1.10% 0.90% 1.29%	January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013
Conservative Allocation Fund Administrator Class	0.85%	September 30, 2012
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.92% 1.67% 0.74% 0.48%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Discovery Fund Class A Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 1.15% 0.90% 1.29%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.41% 2.16% 2.16% 1.25% 0.99% 1.46%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Diversified Small Cap Fund Administrator Class	1.00%	September 30, 2012
Dow Jones Target 2010 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.99% 1.74% 1.74% 0.83% 0.48% 0.89%	June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2015 Fund Administrator Class Institutional Class Investor Class	0.84% 0.49% 0.90%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2020 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.01% 1.76% 1.76% 0.85% 0.50% 0.91%	June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2025 Fund Administrator Class Institutional Class Investor Class	0.85% 0.50% 0.91%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2030 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.02% 1.77% 1.77% 0.86% 0.51% 0.92%	June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2035 Fund Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2040 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.03% 1.78% 1.78% 0.87% 0.52% 0.93%	June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2045 Fund Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2050 Fund Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target 2055 Fund Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2012 June 30, 2012 June 30, 2012
Dow Jones Target Today Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.96% 1.71% 1.71% 0.80% 0.45% 0.86%	June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012 June 30, 2012
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.37% 2.12% 1.20% 0.90% 1.44%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Emerging Markets Equity Fund Class A Class B Class C Administrator Class Institutional Class	1.81% 2.56% 2.56% 1.60% 1.30%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	1.65% 2.40% 1.45% 1.25%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.10% 0.90%	February 28, 2014 February 28, 2014 February 28, 2014 February 28, 2014
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.80%	November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012
Enterprise Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.18% 1.93% 1.93% 1.15% 0.85% 1.25%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Equity Value Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.24% 1.99% 1.99% 1.49% 1.00% 0.75%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Government Money Market Fund Class A Administrator Class
Institutional Class
Service Class Sweep Class	0.65% 0.35% 0.20% 0.50% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.87% 1.62% 1.62% 0.64% 0.48% 0.90%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 0.96% 0.75% 1.29%	November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012 November 30, 2012
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.80% 0.50% 0.93%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
High Yield Bond Fund Class A Class B Class C Administrator Class	1.03% 1.78% 1.78% 0.80%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.87% 1.62% 1.62% 0.72% 0.58% 0.90%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2013 January 31, 2013 January 31, 2013 January 31, 2013
Index Fund Class A Class B Class C Administrator Class Investor Class	0.56% 1.31% 1.31% 0.25% 0.45%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.60% 0.42% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
International Bond Fund Class A Class B Class C Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.85% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 1.09% 0.84%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
International Value Fund Class A Class B Class C Administrator Class Institutional Class	1.50% 2.25% 2.25% 1.25% 1.05%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.45% 2.20% 1.20% 1.00% 1.49%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Intrinsic Value Fund Class A Class B Class C Administrator Class Institutional Class	1.17% 1.92% 1.92% 0.95% 0.85%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	1.14% 1.89% 0.90% 0.66% 1.21%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Large Cap Growth Fund Class A Class C Class R Administrator Class Institutional Class Investor Class	1.12% 1.87% 1.32% 0.95% 0.75% 1.19%	November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013 November 30, 2013
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.10% 1.85% 0.85% 0.65% 1.17%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.70% 1.45% 1.45% 1.03% 0.65% 0.50%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.75% 1.50% 1.50% 0.60% 0.50% 0.78%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	July 11, 2013 July 11, 2013 July 11, 2013
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.65% 0.20% 0.64% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.05%	May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	July 11, 2013 July 11, 2013 July 11, 2013
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.05% 0.80%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.25% 2.00% 2.00% 1.00% 0.75% 1.32%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Premier Large Company Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.12% 1.87% 1.87% 0.95% 0.75% 1.19%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Prime Investment Money Market Fund Institutional Class Service Class	0.20% 0.55%	May 31, 2012 May 31, 2012
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.83% 1.58% 1.58% 0.60% 0.42%	December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2012
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.80% 1.55% 0.48% 0.83%	December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2012
Short-Term High Yield Bond Fund Class A Class C Administrator Class Investor Class	0.81% 1.56% 0.65% 0.84%	December 31, 2012 December 31, 2012 December 31, 2012 December 31, 2012
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.60% 1.35% 0.60% 0.40% 0.63%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Small Cap Opportunities Fund Administrator Class	1.20%	February 28, 2013
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.30% 2.05% 2.05% 1.10% 0.90% 1.33%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 0.95%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 1.00%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Small/Mid Cap Core Fund Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.40% 2.15% 1.15% 0.95% 1.47%	February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013 February 28, 2013
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.25% 2.00% 1.14% 0.87% 1.31%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.09% 0.94%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	1.70% 2.45% 2.45% 1.50% 1.77%	July 31, 2012 July 31, 2012 July 31, 2012 July 31, 2012 July 31, 2012
Strategic Large Cap Growth Fund Class A Class C Class R Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.95% 0.80%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.86% 1.61% 1.61% 0.68%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Total Return Bond Fund Class A Class B Class C Class R Administrator Class Institutional Class Investor Class	0.83% 1.58% 1.58% 1.08% 0.70% 0.42% 0.86%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Ultra Short-Term Income Fund

Class A

Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.55% 0.35% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.67% 1.42% 0.60% 0.37% 0.70%	October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012 October 31, 2012
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
WealthBuilderConservative Allocation Portfolio	1.50%	September 30, 2012
WealthBuilderEquity Portfolio	1.50%	September 30, 2012
WealthBuilderGrowth Allocation Portfolio	1.50%	September 30, 2012
WealthBuilderGrowth Balanced Portfolio	1.50%	September 30, 2012
WealthBuilderModerate Balanced Portfolio	1.50%	September 30, 2012
WealthBuilderTactical Equity Portfolio	1.50%	September 30, 2012
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.70% 1.45% 0.73%	October 31, 2012 October 31, 2012 October 31, 2012
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.65% 0.30% 0.50% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013

Most Recent Annual Approval: March 29, 2012

Schedule A amended: March 29, 2012

The foregoing schedule of capped operating expense ratios is agreed to as of March 29, 2012 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

     C. David Messman

     Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen

Executive Vice President

Effective January 1, 2013, the expiration/renewal date for each class of the Adjustable Rate Government Fund will be December 31, 2013.  In addition, effective January 1, 2013, the net operating expense ratio for the Institutional Class will be reduced from 0.49% to 0.46%.

Effective February 1, 2013, the expiration/renewal date for each class of the Asset Allocation Fund will be January 31, 2014.

Effective November 1, 2012, the expiration/renewal date for each class of the California Tax-Free Fund will be October 31, 2013.

Effective June 1, 2012, the net operating expense ratio for the California Municipal Money Market Fund Sweep Class will be reduced from 1.05% to 1.00% with an expiration date of July 11, 2013.

Effective December 1, 2012, the expiration/renewal date for each class of the Capital Growth Fund will be November 30, 2013.  In addition, effective December 1, 2012, the net operating expense ratio for the Investor Class will be reduced from 1.27% to 1.26%.

Effective December 1, 2012, the expiration/renewal date for each class of the Disciplined U.S. Core Fund will be November 30, 2013.

Effective February 1, 2013, the expiration/renewal date for each class of the Discovery Fund will be January 31, 2014.  In addition, effective February 1, 2013, a reduction to the net operating expense ratio for the Institutional Class and Investor  Class will occur as follows: Institutional Class from 0.90% to 0.89%; Investor Class from 1.29% to 1.28%.

Effective February 1, 2013, the expiration/renewal date for each class of the Diversified Capital Builder Fund will be January 31, 2014.

Effective October 1, 2012, the expiration/renewal date for each class of the Diversified Equity Fund will be September 30, 2013.

Effective February 1, 2013, the expiration/renewal date for each class of the Diversified Income Builder Fund will be January 31, 2014.

Effective October 1, 2012, the net operating expense ratio for the Emerging Growth Fund Investor Class will be reduced from 1.44% to 1.43% with an expiration date of September 30, 2013.

Effective March 1, 2013, the expiration/renewal date for each class of the Emerging Markets Equity Fund will be February 28, 2014.  In addition, effective March 1, 2013 a reduction to the net operating expense ratio for Class A, B, C, Administrator and Institutional will occur as follows: Class A from 1,81% to 1.70%; Class B from 2.56% to 2.45%; Class C from 2.56% to 2.45%; Administrator Class from 1.60% to 1.50%; Institutional Class from 1.30 to 1.25%.

On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Income Fund.  The Fund will commence operations in the second quarter 2012.

On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Local Bond Fund.  The Fund will commence operations in the second quarter 2012.

Effective February 1, 2013, the expiration/renewal date for each class of the Enterprise Fund will be January 31, 2014.  In addition, effective February 1, 2013, a reduction to the net operating expense ratio for the Administrator and Investor classes will occur as follows: Administrator Class from 1.15% to 1.10%; Investor Class from 1.25% to 1.24%.

Effective October 1, 2012, the expiration/renewal date for each class of the Equity Value Fund will be September 30, 2013.

Effective March 1, 2013, the expiration/renewal date for each class of the Global Opportunities Fund will be February 28, 2014.

Effective June 1, 2012, the net operating expense ratio for the Government Money Market Fund Sweep Class will be reduced from 1.05% to 1.00% with an expiration date of July 11, 2013.

Effective January 1, 2013, the expiration/renewal date for each class of the Government Securities Fund will be December 31, 2013.

Effective December 1, 2012, the net operating expense ratio for each share class of the Growth Fund will be reduced as follows: Class A from 1.22% to 1.21%; Class C from 1.97% to 1.96%; Investor Class from 1.29% to 1.27%.  The expiration date will be November 30, 2013.

Effective October 1, 2012, the expiration/renewal date for each class of the Growth Balanced Fund will be September 30, 2013.

Effective January 1, 2013, the expiration/renewal date for each class of the High Income Fund will be December 31, 2013.

Effective January 1, 2013, the expiration/renewal date for each class of the High Yield Bond Fund will be December 31, 2013.

Effective January 1, 2013, the expiration/renewal date for each class of the Income Plus Fund will be December 31, 2013.  In addition, effective January 1, 2013, the net operating expense ratio for the Investor Class will be reduced from 0.90% to 0.88%.

Effective October 1, 2012, the expiration/renewal date for each class of the Index Fund will be September 30, 2013.

Effective November 1, 2012, the expiration/renewal date for each class of the Intermediate Tax/AMT-Free Fund will be October 31, 2013.

Effective March 1, 2013, the expiration/renewal date for each class of the International Bond Fund will be February 28, 2014.

Effective March 1, 2013, the expiration/renewal date for each class of the International Equity Fund will be February 28, 2014.

Effective December 1, 2012, the expiration/renewal date for each class of the Intrinsic Value Fund will be November 30, 2013.

Effective March 1, 2013, the expiration/renewal date for each class of the Intrinsic World Equity Fund will be February 28, 2014.

Effective December 1, 2012, the expiration/renewal date for each class of the Large Cap Core Fund will be November 30, 2013.  In addition, effective December 1, 2012, the net operating expense ratio for the Investor Class will be reduced from 1.21% to 1.20%.

On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Strategic Large Cap Growth Fund into the Large Cap Growth Fund and the addition of Class R shares to the Large Cap Growth Fund.  Upon shareholder approval of the reorganization, Class R shares will become effective by the end of June 2012 and a 0.05% reduction to the capped operating expense ratios for Class A, Class C and Investor Class effective December 1, 2012 with an expiration date of November 30, 2013.  The reduced capped net operating expense is contingent upon shareholder approval of the reorganization.  Subject to the same conditions, Funds Management hereby notifies the Board that it is committing to further reduce the Investor Class capped net operating expense ratio to 1.13% for the same time periods.

Effective December 1, 2012, the expiration/renewal date for each class of the Large Company Value Fund will be November 30, 2013.  In addition, effective December 1, 2012, the net operating expense ratio for the Investor Class will be reduced from 1.17% to 1.16%.

Effective June 1, 2012, the net operating expense ratio for the Money Market Fund Daily Class will be reduced from 1.03% to 1.00% with an expiration date of July 11, 2013.

Effective November 1, 2012, the expiration/renewal date for each class of the Municipal Bond Fund will be October 31, 2013.  In addition, effective November 1, 2012, the net operating expense ratio for the Institutional Class will be reduced from 0.50% to 0.48%.

Effective June 1, 2012, the net operating expense ratio for the Municipal Money Market Fund Sweep Class will be reduced from 1.05% to 1.00% with an expiration date of July 11, 2013.

Effective June 1, 2012, the net operating expense ratio for the National Tax-Free Money Market Fund Sweep Class will be reduced from 1.05% to 1.00% with an expiration date of July 11, 2013.

Effective November 1, 2012, the expiration/renewal date for each class of the North Carolina Tax-Free Fund will be October 31, 2013.

Effective December 1, 2012, the expiration/renewal date for each class of the Omega Growth Fund will be November 30, 2013.

Effective February 1, 2013, the expiration/renewal date for each class of the Opportunity Fund will be January 31, 2014.  In addition, effective February 1, 2013, a reduction to the net operating expense ratio for Classes A, B, C and Investor Class will occur as follows: Class A from 1.25% to 1.22%; Class B from 2.00% to 1.97%; Class C from 2.00% to 1.97%; Investor Class from 1.32% to 1.28%.

Effective November 1, 2012, the expiration/renewal date for each class of the Pennsylvania Tax-Free Fund will be October 31, 2013.

Effective August 1, 2012, the expiration/renewal date for each class of the Precious Metals Fund will be July 31, 2013.

Effective December 1, 2012, the expiration/renewal date for each class of the Premier Large Company Growth Fund will be November 30, 2013.  In addition, effective December 1, 2012, the net operating expense ratio for the Investor Class will be reduced from 1.19% to 1.18%

Effective January 1, 2013, the net operating expense ratio for the Short-Term Bond Fund Investor Class will be reduced from 0.83% to 0.81% with an expiration date of December 31, 2013.

Effective November 1, 2012, the expiration/renewal date for each class of the Short-Term Municipal Bond Fund will be October 31, 2013.

Effective February 1, 2013, the expiration/renewal date for each class of the Small/Mid Cap Core Fund will be January 31, 2014.

Effective March 1, 2013, the net operating expense ratio for the Small/Mid Cap Value Fund Investor Class will be reduced from 1.47% to 1.46% with an expiration date of February 28, 2014.

Effective February 1, 2013, the expiration/renewal date for each class of the Special Mid Cap Value Fund will be January 31, 2014.

Effective March 1, 2013, the expiration/renewal date for each class of the Special Small Cap Value Fund will be February 28, 2014.

Effective August 1, 2012, a reduction to the net operating expense ratios for each share class of the Specialized Technology Fund will occur as follows: Class A from 1.70% to 1.60%; Class B from 2.45% to 2.35%; Class C from 2.45% to 2.35%; Administrator Class from 1.50% to 1.40%; Investor Class from 1.77% to 1.66%.  The expiration dates will be July 31, 2013.

On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Strategic Large Cap Growth Fund into the Large Cap Growth Fund.  Upon shareholder approval, the merger will become effective by the end of June 2012.   If shareholder approval of the reorganization does not occur, effective December 1, 2012, the expiration/renewal date for each class of the Strategic Large Cap Growth Fund will be November 30, 2013.

Effective November 1, 2012, the expiration/renewal date for each class of the Strategic Municipal Bond Fund will be October 31, 2013.  In addition, effective November 1, 2012, a reduction to the net operating expense ratios for Classes A, B, C will occur as follows: Class A from 0.86% to 0.82%; Class B from 1.61% to 1.57%; Class C from 1.61% to 1.57%.

Effective October 1, 2012, the expiration/renewal date for each class of the Total Return Bond Fund will be September 30, 2013.  In addition, effective October 1, 2012, the net operating expense ratio for the Investor Class will be reduced from 0.86% to 0.84%.

Effective March 1, 2013, the expiration/renewal date for each class of the Traditional Small Cap Growth Fund will be February 28, 2014.

Effective June 1, 2012, the net operating expense ratio for the Treasury Plus Money Market Fund Sweep Class will be reduced from 1.05% to 1.00% with an expiration date of July 11, 2013.

Effective January 1, 2013, the expiration/renewal date for each class of the Ultra Short-Term Income Fund will be December 31, 2013.

Effective August 1, 2012, the expiration/renewal date for each class of the Utility and Telecommunications Fund will be July 31, 2013.

Effective June 1, 2012, the net operating expense ratio for the 100% Treasury Money Market Fund Sweep Class will be reduced from 1.05% to 1.00% with an expiration date of July 11, 2013.